UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 9, 2024

Cencora, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-16671	23-3079390
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1 West First Ave. Conshohocken, PA		19428-1800
(Address of principal executive		(Zip Code)
offices)

Registrant’s telephone number, including area code:	(610) 727-7000

Not Applicable

Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	COR	New York Stock Exchange (NYSE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 9, 2024, Cencora, Inc. (the “Company”) completed the sale of $500,000,000 aggregate principal amount of the Company’s 4.625% Senior Notes due December 15, 2027 (the “2027 Notes”), $600,000,000 aggregate principal amount of the Company’s 4.850% Senior Notes due December 15, 2029 (the “2029 Notes”) and $700,000,000 aggregate principal amount of the Company’s 5.150% Senior Notes due February 15, 2035 (the “2035 Notes” and, together with the 2027 Notes and the 2029 Notes, the “Notes”). The 2027 Notes were issued under and are governed by an Indenture, dated as of November 19, 2009 (the “Base Indenture”), between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (the “Trustee”), as supplemented and amended by a Thirteenth Supplemental Indenture, dated as of December 9, 2024, by and between the Company and the Trustee (the “Thirteenth Supplemental Indenture” and, together with the Base Indenture, the “2027 Note Indenture”). The 2029 Notes were issued under and are governed by the Base Indenture, as supplemented and amended by a Fourteenth Supplemental Indenture, dated as of December 9, 2024, by and between the Company and the Trustee (the “Fourteenth Supplemental Indenture” and, together with the Base Indenture, the “2029 Note Indenture”). The 2035 Notes were issued under and are governed by the Base Indenture, as supplemented and amended by a Fifteenth Supplemental Indenture, dated as of December 9, 2024, by and between the Company and the Trustee (the “Fifteenth Supplemental Indenture” and, together with the Base Indenture, the “2035 Note Indenture”). The 2027 Note Indenture, the 2029 Note Indenture and the 2035 Note Indenture are collectively referred to herein as the “Indentures.”

The 2027 Notes bear interest at a rate of 4.625% per year, payable semiannually in arrears on June 15 and December 15 of each year, beginning on June 15, 2025. The 2027 Notes will mature on December 15, 2027, unless earlier redeemed or repurchased. The Company may redeem the 2027 Notes, in whole or in part, at any time prior to November 15, 2027 at a “make-whole” redemption price set forth in the Thirteenth Supplemental Indenture (which redemption price may not be less than the principal amount of the 2027 Notes to be redeemed) and at any time on or after November 15, 2027 at 100% of the principal amount, in each case, plus accrued and unpaid interest, if any, to the date of redemption. The 2029 Notes bear interest at a rate of 4.850% per year, payable semiannually in arrears on June 15 and December 15 of each year, beginning on June 15, 2025. The 2029 Notes will mature on December 15, 2029, unless earlier redeemed or repurchased. The Company may redeem the 2029 Notes, in whole or in part, at any time prior to November 15, 2029 at a “make-whole” redemption price set forth in the Fourteenth Supplemental Indenture (which redemption price may not be less than the principal amount of the 2029 Notes to be redeemed) and at any time on or after November 15, 2029 at 100% of the principal amount, in each case, plus accrued and unpaid interest, if any, to the date of redemption. The 2035 Notes bear interest at a rate of 5.150% per year, payable semiannually in arrears on February 15 and August 15 of each year, beginning on February 15, 2025. The 2035 Notes will mature on February 15, 2035, unless earlier redeemed or repurchased. The Company may redeem the 2035 Notes, in whole or in part, at any time prior to November 15, 2034 at a “make-whole” redemption price set forth in the Fifteenth Supplemental Indenture (which redemption price may not be less than the principal amount of the 2035 Notes to be redeemed) and at any time on or after November 15, 2034 at 100% of the principal amount, in each case, plus accrued and unpaid interest, if any, to the date of redemption. Additionally, the Company will be required to redeem the Notes, in whole but not in part, at a redemption price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest to, but excluding, the redemption date, if the previously announced acquisition of Retina Consultants of America is not completed on or before August 5, 2025 or is terminated in accordance with its terms prior to August 5, 2025, subject to the terms in the Indentures.

The Notes are unsecured and unsubordinated obligations of the Company. The Notes rank equal in right of payment with all of the Company’s existing and future unsecured and unsubordinated indebtedness and the Notes are structurally subordinated to all indebtedness and other liabilities, including trade payables, of the Company’s subsidiaries.

Subject to a number of important qualifications and exceptions, the Indentures, among other things, limit the Company’s ability and the ability of the Company’s restricted subsidiaries to create liens and to enter into sale and leaseback transactions and limit the Company’s ability to merge or consolidate with or into other entities or to sell, lease or convey all or substantially all of the Company’s and its restricted subsidiaries’ assets, taken as a whole.

The Indentures provide for certain events of default which include (subject in certain cases to grace and cure periods), among others, nonpayment of principal or interest; breach of covenants or warranties in the Indentures; defaults under or failure to pay certain other indebtedness; failure to pay certain final judgments; and certain events of bankruptcy, insolvency, reorganization, administration or similar proceedings. Generally, if an event of default occurs, (i) the Trustee and the holders of at least 25% in aggregate principal amount of the then outstanding 2027 Notes may declare all the 2027 Notes to be due and payable immediately, (ii) the Trustee and the holders of at least 25% in aggregate principal amount of the then outstanding 2029 Notes may declare all the 2029 Notes to be due and payable immediately and (iii) the Trustee and the holders of at least 25% in aggregate principal amount of the then outstanding 2035 Notes may declare all the 2035 Notes to be due and payable immediately.

The foregoing is a brief description of certain terms of the Indentures and, by its nature, is incomplete. It is qualified in its entirety by the text of the Indentures. The Company is filing the Thirteenth Supplemental Indenture as Exhibit 4.1 to this Current Report on Form 8-K, the Fourteenth Supplemental Indenture as Exhibit 4.2 to this Current Report on Form 8-K, the Fifteenth Supplemental Indenture as Exhibit 4.3 to this Current Report on Form 8-K, and has filed the Base Indenture with the Securities and Exchange Commission on November 23, 2009 as Exhibit 4.1 to the Company’s Current Report on Form 8-K, all of which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Indentures and the Notes is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation.

Item 7.01. Regulation FD Disclosure.

On December 9, 2024, the Company issued a news release announcing that it closed the offering of the Notes. The news release is being furnished with this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01. Other Events.

As previously reported in its Current Report on Form 8-K filed on November 8, 2024, on November 5, 2024, the Company obtained $3.3 billion in bridge financing commitments in connection with the proposed acquisition of Retina Consultants of America. As previously reported in its Current Report on Form 8-K filed on November 27, 2024, on November 26, 2024, the Company entered into a Term Credit Agreement, among the Company, the lenders party thereto and Bank of America, N.A., as administrative agent (the “Term Credit Agreement”), providing for a senior unsecured term facility of $1.5 billion, and, as a result of entering into the Term Credit Agreement, the bridge financing commitments were at that time automatically reduced by $1.5 billion, which is the amount of the commitments under the Term Credit Agreement, to $1.8 billion. As a result of receiving net cash proceeds from the issuance of the Notes on December 9, 2024, on December 9, 2024, the Company terminated the remaining $1.8 billion in bridge financing commitments in their entirety.

The legal opinion of Morgan, Lewis & Bockius LLP as to the validity of the Notes is attached as Exhibit 5.1 to this Current Report on Form 8-K and such opinion contains the consent of Morgan, Lewis & Bockius LLP to the filing of its opinion as an exhibit to this Current Report on Form 8-K.

Forward-Looking Statements

Certain of the statements contained in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”). When used, words such as “aim,” “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “on track,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “sustain,” “synergy,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These statements are based on management’s current expectations and give no assurance that the Company’s expectations will be attained. Factors that could have a material adverse effect on financial condition, liquidity, results of operations or future prospects or that could cause actual results, performance or achievements to differ materially from the Company’s expectations include, but are not limited to: the Company’s ability to respond to general macroeconomic conditions and geopolitical uncertainties, including financial market volatility and disruption, inflationary concerns, interest and currency exchange rates, and uncertain economic conditions in the United States and abroad; the Company’s ability to respond to changes to customer or supplier mix and payment terms, or to changes to manufacturer pricing; the retention of key customer or supplier relationships under less favorable economics or the adverse resolution of any contract or other dispute with customers or suppliers; competition and industry consolidation of both customers and suppliers resulting in increasing pressure to reduce prices for the Company’s products and services; risks associated with the Company’s strategic, long-term relationship with Walgreens Boots Alliance, Inc. (“WBA”), including with respect to the pharmaceutical distribution agreement and/or the global generic purchasing services arrangement; risks that acquisitions of or investments in businesses, including the acquisitions of Alliance Healthcare and Pharmalex, the investment in OneOncology, and the potential acquisition of Retina Consultants of America, fail to achieve expected or targeted future financial and operating performance and results; the Company’s ability to effectively manage our growth; the Company’s ability to maintain the strength and security of information technology systems; any inability or failure by the Company or third-party business partners to anticipate or detect data or information security breaches or other cyber-attacks; the Company’s ability to manage foreign expansion, including non-compliance with the U.S. Foreign Corrupt Practices Act, anti-bribery laws, economic sanctions and import laws and regulations; risks associated with the Company’s international operations, including financial and other impacts of macroeconomic and geopolitical trends and events, including the conflicts in Ukraine and between Israel and Hamas and related regional and global ramifications; unfavorable trends in brand and generic pharmaceutical pricing, including in rate or frequency of price inflation or deflation; changes in the United States healthcare and regulatory environment, including changes that could impact prescription drug reimbursement under Medicare and Medicaid and declining reimbursement rates for pharmaceuticals; the bankruptcy, insolvency, or other credit failure of a major supplier or significant customer; the Company’s ability to comply with increasing governmental regulations regarding the pharmaceutical supply chain; continued federal and state government enforcement initiatives to detect and prevent suspicious orders of controlled substances and the diversion of controlled substances; uncertainties associated with litigation, including the outcome of any legal or governmental proceedings that may be instituted against the Company, continued prosecution or suit by federal and state governmental entities and other parties of alleged violations of laws and regulations regarding controlled substances, and any related disputes; the outcome of any legal or governmental proceedings that may be instituted against the Company, including material adverse resolution of pending legal proceedings; risks generally associated with data privacy regulation and the protection and international transfer of personal data; the Company’s ability to address events outside of the Company’s control, such as widespread public health issues, natural disasters, political events, and other catastrophic events; and the impairment of goodwill or other intangible assets resulting in a charge to earnings. Certain additional factors that management believes could cause actual outcomes and results to differ materially from those described in forward-looking statements are set forth (i) in Item 1A (Risk Factors), in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024 and elsewhere in that report, and (ii) in other reports filed by the Company pursuant to the Securities Exchange Act. The Company undertakes no obligation to publicly update or revise any forward-looking statements, except as required by the federal securities laws.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
4.1	Thirteenth Supplemental Indenture, dated December 9, 2024, by and between Cencora, Inc. and U.S. Bank Trust Company, National Association (including Form of 4.625% Senior Note due 2027).
4.2	Fourteenth Supplemental Indenture, dated December 9, 2024, by and between Cencora, Inc. and U.S. Bank Trust Company, National Association (including Form of 4.850% Senior Note due 2029).
4.3	Fifteenth Supplemental Indenture, dated December 9, 2024, by and between Cencora, Inc. and U.S. Bank Trust Company, National Association (including Form of 5.150% Senior Note due 2035).
5.1	Opinion of Morgan, Lewis & Bockius LLP.
23.1	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 5.1).
99.1	News release of Cencora, Inc., dated December 9, 2024.
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cencora, Inc.

December 10, 2024	By:	/s/ James F. Cleary
		Name:	James F. Cleary
		Title:	Executive Vice President and Chief Financial Officer